UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 12, 2008

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	4911-Eletric Services	06628887
(Central Index Key)	(Standard Industrial Classification)	(Film Number.)

429 Guangdong Road
Shanghai 200001
People's Republic of China
 (Address of principal executive offices, including zip code)

(86-21) 6336-8686
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

On March 12, 2008, Zhong Yi (Hong Kong) C.P.A. Company Limited ("Zhong Yi") resigned as the certifying accounting firm for the Company and its subsidiaries effective immediately. Zhong Yi 's audit report of the Company's consolidated financial statements for the fiscal year ended December 31, 2006 and for the interim period of 2007 did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles At no time during the period that Zhong Yi was the Company's certifying accountant were there any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Zhong Yi, would have caused Zhong Yi to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company's most recent fiscal years and the subsequent interim period through the date of Zhong Yi 's resignation. The Company provided Zhong Yi with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Zhong Yi furnish a letter addressed to the Commission stating whether or not Zhong Yi agrees with the statements noted above. A copy of Zhong Yi 's letter responding to that request, dated March 12, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

Effective March 12, 2008 the Company's board of directors approved the selection of Goldman Parks Kurland Mohidin-GPKM, LLP ("GPKM") as its independent registered public accounting firm. During the Company's most recent fiscal years and the interim period through the date of this report, neither the Company nor anyone on its behalf has consulted with GPKM regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Zhong Yi (Hong Kong) C.P.A. Company Limited to the Securities and Exchange Commission Dated on March 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: March 12, 2008	/s/Guangyu Wu
Guangyu Wu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Zhong Yi (Hong Kong) C.P.A. Company Limited to the Securities and Exchange Commission Dated on March 12, 2008.